UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 6, 2004
                                                        (November 26, 2004)



                                RG America, Inc.
                          F/K/A INVVISION CAPITAL, INC.
             (Exact name of registrant as specified in its charter)


           NEVADA                         0-80429                75-2823489
-------------------------------- --------------------------- -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

            2100 VALLEY VIEW LANE, SUITE 100
                 DALLAS, TX                                      75234
--------------------------------------------------------------------------------
 (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (972)-919-4774
                                                     --------------



(Former name or former address, if changed since last report): Not Applicable


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.


(a) Not applicable.


(b) Disclosure...when a director resigns

On November 26, 2004, Cecil W. Jones resigned his position as a director of the Company due to the time required for Mr. Jones primary business. There were no disagreements with the Company on any matter related to the Company's operations, policies or practices. A copy of the resignation letter from Mr. Jones is attached as Exhibit 99.1.

On December 6, 2004, D. Yale Sage resigned his position as a director of the Company to pursue other business interests. There were no disagreements with the Company on any matter related to the Company's operations, policies or practices. A copy of the resignation letter from Mr. Sage is attached as Exhibit 99.2.

(c) Not applicable.

(d) Not applicable.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Letter of Resignation from Director Cecil W. Jones

99.2 Letter of Resignation from Director D. Yale Sage


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RG AMERICA, INC.
                                        f/n/a Invvision Capital, Inc.


December 6, 2004                        By: /s/ Bruce A. Hall
                                            ----------------------------------
                                            Name: Bruce A. Hall
                                            Title: Chief Financial Officer



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